UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 15, 2017

MAX-1 ACQUISITION CORPORATION

(Exact name of Company as specified in its charter)

Delaware	000-55764	81-5333008
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

2255 Glades Road, Suite 324A,
Boca Raton, FL 33431

(Address of principal executive offices)

(561) 989-2208

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☑

Item 1.01	Entry into a Material Definitive Agreement

The information set forth below in Item 3.02 of this Form 8-K with respect to the Stock Purchase Agreements (as defined below) is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

On June 16, 2017, Max-1 Acquisition Corporation (the “Company”) issued an aggregate of 250,000 shares (the “Shares”) of the Company's common stock, par value $0.0001 per share (“Common Stock) to four accredited investors, including Mark Tompkins, a majority stockholder and director of the Company, Montrose Capital Partners Limited, an affiliate of Mr. Tompkins, and two other accredited investors (each a “Purchaser”, and collectively, the “Purchasers”), at a per share purchase price of $0.025 for aggregate gross proceeds of $6,250 in accordance with the terms and conditions of common stock purchase agreements, dated June 15, 2017 (each, a “Purchase Agreement”) by and between the Company and each Purchaser.

The foregoing description of the Purchase Agreement is qualified in its entirety by reference to the form of Purchase Agreement, filed hereto as Exhibit 10.1.

The offer and sale of the Shares to the Purchasers were exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the exemption for transactions by an issuer to accredited investors not involving any public offering under Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder. Each of the Purchasers represented that he or it is an accredited investor within the meaning of Rule 501(a) of Regulation D, and was acquiring the securities for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof. The securities were offered without any general solicitation by the Company or its representatives.

As of the date of the filing of this Current Report on Form 8-K, the Company has an aggregate of 1,250,000 shares of Common Stock issued and outstanding.

Item 8.01	Other Events

On June 16, 2017, in accordance with the terms of a Securities Purchase Agreement, by and between Mark Tompkins and Ian Jacobs, our sole officer and a director of the Company, Mr. Tompkins acquired an aggregate of 35,000 shares of the Company’s Common Stock from Mr. Jacobs for an aggregate purchase price of $875.00.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

*10.1	Form of Common Stock Purchase Agreement

* Filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAX-1 ACQUISITION CORPORATION

Date: June 19, 2017	By:	/s/ Ian Jacobs
	Name:	Ian Jacobs
	Title:	President, Secretary, Chief Financial Officer and Director

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EXHIBIT INDEX

Exhibit No.	Description

*10.1	Form of Common Stock Purchase Agreement

* Filed herewith.

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